UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 6, 2003

DIGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28194	52-1536128

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Clopper Road Gaithersburg, Maryland	20878

(Address of principal executive offices)	(Zip Code)

(301) 944-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1 Press Release dated May 6, 2003.

Item 9. Regulation FD Disclosure (Information provided under Item 12. Disclosure of Results of Operations and Financial Condition)

     This information furnished under “Item 9. Regulation FD Disclosure” is provided under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

     On May 6, 2003, Digene Corporation issued a press release announcing financial results for the third quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGENE CORPORATION
(Registrant)

Date: May 6, 2003		/s/ Charles M. Fleischman

	By:	Charles M. Fleischman
	Title:	President, Chief Operating Officer and Chief Financial Officer

2